Exhibit 99.1

Pure Earth, Inc. Intends to Voluntarily Cease Public Reporting and to Discontinue the Quotation of its Common Stock on The OTC Bulletin Board

TREVOSE, Pa., July 19, 2010 – Pure Earth, Inc., (OTC-BB:  PREA.OB), today announced that it intends to voluntarily discontinue the quotation of its common stock on The OTC Bulletin Board and to deregister its common stock under the Securities Exchange Act of 1934.  As a result of the deregistration, the Company will no longer be subject to SEC reporting requirements and its common stock will no longer be quoted on The OTC Bulletin Board.

The Company concluded that the costs of public company compliance, coupled with the lost productivity resulting from management’s compliance activities, significantly outweigh the benefits to the Company of the quotation of its common stock on The OTC Bulletin Board.

The Company expects that it will file on or about July 26, 2010 a Form 15 with the SEC, which will indicate the voluntary deregistration of the Company’s common stock and will immediately suspend the Company’s obligation to file periodic reports under the Securities Exchange Act of 1934, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  The deregistration generally takes effect 90 days after the filing of the Form 15.

Following the deregistration, the Company may seek to have its common stock quoted on the Pink Sheets, a centralized electronic quotation service for over-the-counter securities, so long as market makers demonstrate an interest in trading in the Company’s common stock. However, the Company is under no obligation to maintain the quotation of its common stock and it cannot give any assurance that it will ultimately seek or be able to have its common stock quoted through the Pink Sheets, or if such quotations commence, that trading in its common stock will continue on the Pink Sheets or on any other securities exchange or quotation medium or that its common stock will be actively traded.  Furthermore, holders of the Company’s securities should be cautioned that, after the voluntary deregistration has taken effect, they will generally be unable to rely upon certain resale exemptions under the Securities Act of 1933, such as Rule 144, to permit them to offer and sell their securities.

About Pure Earth, Inc.

Pure Earth, Inc. is a diversified environmental company that specializes in delivering innovative, unique and sustainable solutions to alternate energy and recovery services in the United States.  The Company’s corporate objective is the management of complex projects to maximize the beneficial energy, land resource reuse and recycling potential of various materials throughout the United States.  The Company is a provider of integrated environmental transportation, disposal, recycling, consulting, engineering and related services, enabling the beneficial reuse of soils and industrial waste streams into approved disposal facilities or Brownfield sites.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company’s forward-looking statements include, but are not limited to, statements regarding its expectations, hopes, beliefs, intentions or strategies regarding the future.  In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are not guarantees of future performance and are based on the Company’s current assumptions, estimates, forecasts, expectations and beliefs concerning its business and their potential effects on the Company, and speak only as of the date of such statement.  The Company does not undertake to update its forward-looking statements to reflect events or circumstances after the date hereof.  There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the Company’s control) that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the Company’s ability to maintain quotations or any market for its common stock, the ability of the Company’s stockholders to obtain or continue to obtain liquidity for their shares, and the other risks and uncertainties set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on April 15, 2010.  Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  Readers should not place undue reliance on forward-looking statements.

Contact Information:

Mark S. Alsentzer, President and CEO
Pure Earth, Inc.
One Neshaminy Interplex, Suite 201
Trevose, PA 19053
Phone 215-639-8755
Fax 215-639-8756